UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2014

Southcross Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1700 Pacific Avenue

Suite 2900

Dallas, Texas 75201

(Address of principal executive office) (Zip Code)

(214) 979-3700

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 5, 2014, John E. Bonn has been elected President and Chief Executive Officer of the general partner (the “General Partner”) of Southcross Energy Partners, L.P. (the “Partnership”). Mr. Bonn previously served as the General Partner’s President and Chief Operating Partner. David W. Biegler, who is stepping down as Chief Executive Officer, will continue as Chairman of the General Partner.

Before joining the General Partner in March 2014, Mr. Bonn, 57, was president of NiSource Midstream Services LLC, a subsidiary of NiSource Corporation, from April 2011 to June 2013, as well as president of Pennant Midstream, a joint venture between NiSource and Hilcorp Energy, and owner and president of Ranger Interests, Inc., from January 2010 to March 2011, and a Vice President of Enterprise Product Partners L.P. from 2006 to 2009. Mr. Bonn has over 30 years of experience in the midstream energy sector and has held various management and senior leadership positions with various energy companies, including GulfTerra Energy Partners LP, El Paso Field Services and Delhi Gas Pipeline.

Mr. Bonn earned a Bachelor of Science degree in Agricultural Engineering from Texas A&M University and served as an officer in the United States Army before entering the energy industry. Mr. Bonn currently serves on the board of directors of the Texas Aggie Corps of Cadets Association. Mr. Bonn is a past president of the North Texas Electric Power and Natural Gas Society and served on the Executive Committee of the Marcellus Shale Coalition. Mr. Bonn is also a past board member of the New Mexico Oil & Gas Association and the National Energy Service Association.

A copy of the press release regarding the foregoing is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Partnership expressly states that such information is to be considered “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Southcross Energy Partners, L.P. dated December 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

Dated: December 8, 2014	By:	/s/ J. Michael Anderson
Name: J. Michael Anderson
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Southcross Energy Partners, L.P. dated December 8, 2014.